EXHIBIT 99.1

Combining Darling with Griffin creates America’s largest independent renderer and recycler serving the nation’s food industry
Key considerations:
 National platform with scale
 Diversified base of raw material supply
 Entrenched customer relationships
 Insulation from commodity price fluctuations
                through raw material pricing formulas
 Global distribution of finished products
 High free cash flow generation
 Strong balance sheet
 Experienced management team
Key Highlights

National Platform
with Scale
  Largest independent
 rendering provider with
 operations nationwide
  Breadth to service
 national accounts
  Diverse mix of beef, pork and
 poultry raw materials and the
 largest recycler of bakery
 waste
  Pricing formulas insulate from
 commodity price fluctuations
Diversified Base of
Material Inputs
  Permits by local
 governments to operate
 each plant
  Comply with complex food
 safety regulations
Regulatory
Compliance and
Permitting
  Both Darling and Griffin
 senior management have
 an average of more than
 25 years of industry
 experience
Experienced
Management Team
  Created value-added feed
 formulations that improve
 digestibility and caloric
 content
  Implementing next-
 generation green diesel
 technology to open a new
 market for fats and oils
Culture of Innovation
  Average length of top ten
 supply relationships is
 24+ years
  Processing plants
 generally within 100 miles
 of supplier facilities
Long-term
Relationships with
Raw Material Suppliers
Competitive Strengths

The only independent recycling/rendering company with a national footprint
— Network of 45 processing facilities from coast to coast
Darling’s National Platform

Darling 2009
Diversifies into Poultry and Bakery
  Diversification of raw material supply, providing Darling with greater exposure to poultry
 — Griffin is one of the three largest non-captive US processors of poultry by-products
 — Reduces Darling’s reliance on beef as their #1 raw material source
 — Poultry consumption growth outpaces other protein consumption
  Entry into bakery recycling business
 — Griffin is the largest US producer of bakery by-products
 — High margin due to lower processing requirement and high caloric content of finished product
  Complementary footprint resulting in increased scale and broader geographic presence
 — Fills in Darling’s footprint in the southeast United States
 — Greater customer diversification
 — Provides entry into new products and premium feed formulations
 — Scale arbitrage on fat and grease volume
  Improves feedstock sourcing alternatives for Valero renewable fuels JV
 — Poultry fat works well to Louisiana
 — Doubles feedstock available in the eastern region
  Operating cost synergy and revenue enhancement potential
 — Formulation and branding opportunities
 — Overhead reductions
Poultry
11%
Cooking oil
12%
Beef/Pork
77%
Poultry
47%
Cooking oil 11%
Bakery
32%
Beef/Pork 10%
Poultry
29%
Cooking oil
11%
Bakery 21%
Beef/Pork
40%
Strategic rationale
Griffin 2009
Pro Forma 2009

Acquisition Rationale

Griffin Industries Business Model
Commodity Products
(<45% of 2009 Sales)
Griffin Premium, Value
-
Added, or Branded Products
(>55% of 2009 Sales)
Raw
Materials
Poultry By
-
Products
Beef & Pork By
-
Products
Spent Cooking Oil
Bakery & Snack Food Waste
Bakery Feed
Yellow Grease, Tallow,
Poultry Grease, Feed Fats
Meat & Bone Meal,
Poultry Meal,
Feather Meal,
Blood Meal
Griffin’s premium, branded organic
fertilizer
Unique service program that allows
small feed mills and large farms to
purchase fats and other feed
additives direct from Griffin
Griffin’s clean
-
burning biodiesel
produced from rendered animal by-
products and recycled cooking oil
Griffin’s premium poultry meal
processed at lower temperatures to
increase digestibility and palatability
Griffin’s branded high quality
animal protein designed for dairy
cows
Griffin’s high quality pet
-
food additive
made from chicken by-products
Griffin’s branded grease product
that can be burned for fuel
Griffin’s high energy content
animal feed additive
Poultry
47%
Bakery
32
%
Cookie® Meal
Flash
Dried
Poultry Meal
Pet
-
Grade
Poultry Meal
Beef &
Pork
10%
Spent
Cooking
Oil
11%
Griffin Industries Overview

 100% of rendering business under formula pricing
 100% of bakery business under formula pricing
 Over 60% of restaurant cooking oil customers under
   formula pricing agreements
 Contracts typically 3-5 years
Griffin Procurement and Risk Management

Griffin Industries Premium Products
Strategic focus on premium and value-added products
Griffin is able to drive premium pricing
through differentiated and value-added
products
(As a % of total sales)
2005
2009
+65%
+70%
+75%
Commodity Feed
Grade Poultry Meal
Griffin Pet
-
Grade
Poultry Meal
Griffin Poultry Meal
(Flash Dried)
Griffin Low Ash
Poultry Meal
     Expanded premium, value-added and branded
 sales from 25% in 2005 to 57% in 2009
     Enhanced nutritional content, consistency and
 customization drives premium pricing
     Processing capacity and proprietary equipment
 and methods allow Griffin to focus on raw
 material segregation which facilitates the
 production of specialized, custom blends
Premium products pricing relative to commodity meals
Expansion of premium, value-added and branded sales
2005
2009
25%
57%
Value-added products sell for a
significant premium to commodity
products

Griffin’s Operating Divisions
Operating segment overview
2009 sales mix by segment2
Rendering
59%
1Restaurant cooking oil raw material volumes are divided between the Rendering (92%) and Bakery Feeds (8%) divisions
2 Other includes Hides & Skins (2%), Fertilizer (1%), and Biodiesel (1%)
Export 9%
Other 5%
Bakery
26%
Rendering
Bakery Feeds
Hides &
Skins
Export
Fertilizer
Biodiesel
Jay Gee
Year Established
1943
1993
1976
1986
1995
1999
1978
Processing Facilities
12 facilities
9 facilities
2 facilities
1 facility
1 facility
1 facility
2 facilities
Transfer Stations
24
3
N/A
N/A
N/A
N/A
N/A
Raw Material Processing and Production
& Sale of Finished Goods
Production & Sale of Finished Goods
Support
Bakery
32%
Spent
Cooking Oil
11%
Beef/Pork
10%
Poultry
47%
2009 raw materials mix1

Fills in the U.S. Southeast Footprint
Griffin Industries
Darling International
Darling and Griffin locations
Griffin locations only
Darling locations only

Similar Size Companies

Griffin will operate as a wholly-owned subsidiary of Darling and over time will create synergies through:
 Routing improvements (Florida, Georgia, Indiana, Ohio in 2011)
 Implementation of best practices from Darling and Griffin to achieve plant processing efficiencies
 Scale arbitrage on fat & grease volume for green diesel opportunity
 Expanded footprint to better serve national accounts
 SG&A  reduction opportunities
Transaction Synergy Potential

Successful Acquisition
Integration Track Record
2004
2005
2006
2007
2008
2009
July
07
Dec
08
Aug
08
Oct
05
FL, GA
KC metro
NYC metro
GA
GA
So CA
Burrows Industries, Inc.
dba Minuteman Pumping
Ace Grease
Service
J&R
Rendering, Inc.
Southeastern Maintenance &
Construction Inc.
National
By-Products, LLC
API Recycling,
div of American
Proteins Inc.
Boca
Transport, Inc.
Midwest
US
2010
Sanimax USA
June
10
NE, KS
Nebraska
By-Products
Dec
09
Great Lakes
Since 2004, Darling has acquired and integrated 9 companies investing a total of $212 million
 Feb
 09
  Dec
   04
May
  06

14

Griffin Enhances Existing Management Team
Griffin
Name
Years at Griffin
Robert Griffin
President & CEO
37
37
Years in Industry
Martin Griffin
Chief Operating Officer
30
30
Anthony Griffin
Chief Financial Officer
17
17
Thomas Griffin
Senior Vice President
31
31
William Reagor
President of Bakery Division
17
17
Rick Elrod
Executive Vice President
26
26
Darling
Name
Years at Darling
Randy Stuewe
Chairman & CEO
8
27
Years in Industry
John Muse
EVP & CFO
13
40
John Sterling
EVP, Secretary & GC
3
13
Michael Rath,
EVP Commodities
& Risk Management
2
24
Neil Katchen
EVP, Operations
40
40
Dr. Ross Hamilton
VP Technology &
Government Affairs
14

Transaction Overview
Transaction Overview

Transaction Overview
Target & Purchase Price	Griffin Industries (“Target”) One of the largest independent providers of value-added rendering, bakery feed and cooking oil recycling services $840mm purchase price
Capital Structure	$325mm Revolver due 2015 $300mm Term Loan B due 2016 $250mm High Yield Bond due 2018 $100mm Equity to Target
Acquisition Rationale	Diversification of raw material supply Entry into bakery recycling business Complementary footprint in the southeast
Projected Closing	Week of December 13th